Exhibit 10.1

NISKA GAS STORAGE PARTNERS LLC

PHANTOM UNIT PERFORMANCE PLAN

April 1, 2011

NISKA GAS STORAGE PARTNERS LLC

PART I

PHANTOM UNIT PERFORMANCE PLAN

1.                                       PURPOSE

1.1                                 The purpose of this Plan is to advance the interests of the Niska Group by:  (a) increasing the proprietary interests of Participants in the Company, (b) aligning the interests of Participants with the interests of the holders of MLP Units generally, (c) encouraging Participants to remain associated with the Company, and (d) furnishing Participants with an additional incentive in their efforts on behalf of the Company.

2.                                       PLAN DEFINITIONS AND INTERPRETATIONS

2.1                                 In this Plan, the following terms have the following meanings:

“# of PPUs Credited” has the meaning set out in Section 4.2(b);

“# of Vested PPUs” has the meaning set out in Section 4.2(b);

“Account” has the meaning set out in Section 3.2;

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise;

“Applicable Law” means any applicable provision of law, domestic or foreign, including the ITA, the Code, the Securities Act (Alberta) as amended, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and any applicable provisions of Stock Exchange Rules;

“Award Agreement” means a signed, written or electronic agreement between a Participant and the Company, in one of the forms attached hereto as Schedules “B”, “C” or “D”, or in such other form or forms as may be approved from time to time by the Committee, evidencing the terms and conditions under which an award of Phantom Units has been granted under this Plan;

“Below Threshold” has the meaning set out in the table in Section 4.2(b);

“Beneficiary” means, subject to Applicable Law, any person designated by a Participant by written instrument filed with the Company in such form as may be approved from time to time by the Committee, to receive any amount payable under the Plan in the event of a Participant’s death or, failing any such effective designation, the Participant’s estate;

“Board” means the board of directors of the Company;

“Cause” means, unless otherwise defined in the applicable Award Agreement evidencing the grant of Phantom Units hereunder, any act or omission that would entitle the Employer to terminate the Participant’s employment without notice or compensation under the common law for just cause, including, without in any way limiting its meaning under the common law:

(a) any improper conduct by the Participant which is materially detrimental to the Employer; or

(b) the willful failure of the Participant to properly carry out his or her duties on behalf of the Employer or to act in accordance with the reasonable direction of the Employer;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Change of Control” means, and shall be deemed to have occurred upon: (a) the acquisition, directly or indirectly in one or more transactions by any Person or group of two or more Persons acting jointly or in concert, other than the Company, the Manager or any Affiliate of the Company or the Manager, of ownership in, or the right to exercise control or direction over, fifty percent (50%) or more of the then issued and outstanding shares of the Manager entitled to elect directors to the board of the Manager; or (b) a sale or other disposition, including by liquidation or dissolution, of all or substantially all of the assets of the Company and its Affiliates in one or more transactions to any person other than an Affiliate of the Company or the Manager that occurs during any eighteen month period; provided, however, that for purposes of this definition, the following dispositions shall not constitute a Change of Control: (c) any acquisition by investors (immediately prior to the transaction(s)) in the Manager for financing purposes, as determined by the Board or the Committee in its sole discretion, (d) an underwriter temporarily holding equity interests pursuant to an offering of such interest; (e) any transfer of assets to an entity that is controlled by the Company; or (f) any acquisition by any employee benefit plan (or related trust) sponsored by the Company, the Manager or an entity controlled by either the Company or the Manager.  Notwithstanding the foregoing, the Committee may elect in an Award Agreement to specify a different definition of “Change of Control” for purposes deemed appropriate by the Committee.

“Combined Payout Percentage” has the meaning set out in Section 4.2(b);

“Committee” means the Compensation Committee of the Board or any other committee of the Board, as constituted from time to time, which may be appointed by the Board to, inter alia, interpret, administer and implement the Plan, provided, however, that if no Compensation Committee is in existence at any particular time and the Board has not appointed another committee of the Board to administer the Plan, all references in the Plan to “Committee” shall at such time be in reference to the Board;

“Committee Meeting Date” means the date of the meeting of the Committee or the Board held to, inter alia, review matters related to the Phantom Units, including the determination of the DCF Percentile and the TUR Percentile, or other applicable

Performance Measures, which meeting shall occur no later than thirty (30) days after the end of a PPU Period;

“Company” means Niska Gas Storage Partners LLC and its successors and assigns;

“Constructive Dismissal”, unless otherwise defined in the Applicable Award Agreement evidencing the grant of Phantom Units hereunder:

(a)                                  for any Participant other than a US Taxpayer, the meaning ascribed thereto pursuant to the common law, and shall include, without in any way limiting its meaning under the common law, any material change (other than a change which is clearly consistent with a promotion) imposed by the Employer without the Participant’s consent to the Participant’s title, responsibilities or reporting relationships, or a material reduction of the Participant’s compensation, provided that the termination of any Participant shall be considered to arise as a result of Constructive Dismissal only if such termination occurs due to such Participant resigning from employment within 45 days of the occurrence of the event described as giving rise to such Constructive Dismissal; and

(b)                                 for any Participant who is a US Taxpayer, means any material change (other than a change which is clearly consistent with a promotion) imposed by the Employer without the Participant’s consent to the Participant’s title, responsibilities or reporting relationships, or a material reduction of the Participant’s compensation, provided that the termination of any Participant shall be considered to arise as a result of Constructive Dismissal only if: (i) such Participant provides notice to the Employer of the condition that gives rise to the Constructive Dismissal within thirty (30) days of the occurrence of such an event, (b) the Employer does not cure the condition that gave rise to such a Constructive Dismissal event within thirty (30) days of the Participant’s notice to the Employer, and (c) the termination occurs due to such Participant resigning from employment within thirty (30) days following the last day of the Employer’s cure period;

“Control Period” means the period commencing on the date of the Change of Control and ending 180 days after the date of the Change of Control;

“DCF” means the distributed cash flow of a trust, partnership, or corporation calculated based on the appreciation in the distributed cash flow per MLP Unit or other applicable publicly traded security during the PPU Period;

“DCF Percentile” means the Company’s percentile rank of the DCF for the MLP Units for the PPU Period relative to the DCF for the Performance Peer Group;

“Date of Grant” of a Phantom Unit means the date a Phantom Unit is granted to a Participant under the Plan, as evidenced by an Award Agreement, and, in respect of Phantom Units credited to a Participant pursuant to Section 5.1, means the date on which the original Phantom Units, in respect of which the additional Phantom Units are attributable, were granted to a Participant under the Plan;

“Deferred Compensation Rules” means the limitations or requirements of Section 409A of the Code and the regulations promulgated thereunder;

“Disability” means where the Participant:

(a)                                  is unable, due to illness, disease, affliction, mental or physical disability or similar cause, to perform his duties as an officer or employee of the Employer either for any consecutive 12 month period or for any period of 18 months (whether or not consecutive) in any consecutive 24 month period; or

(b)                                 is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing his affairs;

“Employer” means with respect to a Participant, the entity in the Niska Group that employs the Participant or that employed the Participant immediately prior to his or her Termination Date (or of which the Participant is or was a director or officer);

“Fiscal Year” has the meaning assigned thereto in the Operating Agreement;

“FMV” or “FMV of a Phantom Unit” or terms of similar meaning, means, subject to Section 11.2, on any particular date, the fair market value of an MLP Unit as determined by the Committee in accordance with the following:

(a)                                  the FMV shall mean the weighted average trading price of an MLP Unit on the NYSE during the last thirty (30) trading days prior to that particular date on which at least a round lot of MLP Units has so traded or, if a round lot has not traded on a particular day, the average of the bid and asked prices; provided, however, that if the MLP Units are not then listed and posted for trading on the NYSE, then the FMV shall mean the weighted average trading price of an MLP Unit on such stock exchange in the United States on which the MLP Units are then listed and posted for trading during the last thirty (30) trading days prior to that particular date; and provided that if the MLP Units are not then listed and posted for trading on any stock exchange in the United States, then the FMV shall mean the fair market value per MLP Unit (in United States dollars ) as determined by the Board in its sole discretion; and

(b)                                 the FMV shall be rounded up to the nearest whole cent;

“ITA” means the Income Tax Act (Canada), R.S.C. (5th Supp.), c. 1, including the regulations promulgated thereunder, as amended from time to time;

“Leave of Absence” means any period during which, pursuant to the prior written approval of the Participant’s Employer or by reason of the Participant’s disability (whether or not such disability constitutes a Disability as defined in this Plan), the Participant is considered to be on an approved leave of absence and does not provide any services to his or her Employer or any other entity in the Niska Group;

“Manager” means Niska Gas Storage Management LLC, a Delaware limited liability company;

“Minimum Quarterly Distribution” has the meaning set out in Section 4.2(c);

“Operating Agreement” means the First Amended and Restated Operating Agreement of Niska Gas Storage Partners LLC, as amended from time to time;

“MLP Unit” means a common unit of the Company as defined in the Operating Agreement (which for purposes of clarity, as of the Effective Date of this Plan, means a Unit representing a fractional part of the Company’s Membership Interests of all Non-Managing Members, and having the rights and obligations specified with respect to Common Units in the Operating Agreement), although, except unless explicitly provided in a provision of the Plan, the term “Common Unit” does not refer to, or include, any Subordinated Unit prior to its conversion into a Common Unit pursuant to the terms of the Operating Agreement (all capitalized terms as defined in the Operating Agreement);

“Niska Group” means the Company and its wholly-owned subsidiaries;

“NYSE” means the New York Stock Exchange;

“Participant” means a permanent employee (including, for greater certainty, a director or officer) of an entity in the Niska Group who has been designated by the Company for participation in the Plan and who has agreed to participate in the Plan on such terms as may be specified and to whom Units have or will be granted hereunder;

“Participant Information” has the meaning set out in Section 17.5(b);

“Performance Measure” means, where the Award Agreement in respect of the grant of Phantom Units provides that Section 4.2 does not apply, or that, in addition to Section 4.2, an additional performance measure applies, the applicable performance measure specified as the vesting criteria for such Phantom Units, and which shall be specified in the applicable Award Agreement;

“Performance Peer Group” means the group of partnerships, corporations, trusts, or other entities in respect of which the Total Unit Return and DCF, or other applicable Performance Measure, will be computed for the purposes of determining the TUR Percentile and DCF Percentile, or other applicable Performance Percentile, and which shall be specified in the applicable Award Agreement evidencing the grant of a Phantom Unit hereunder.  In the event there are any changes to the Performance Peer Group specified in an Award Agreement between the Date of Grant of the Award Agreement and the PPU Vesting Date for any Phantom Units granted thereunder, the Committee shall use its reasonable best judgment to make adjustments to that Performance Peer Group for any period following such change with the objective of achieving the same results as would have occurred had there been no such change, to the extent possible in the circumstances;

“Phantom Unit” or “PPU” means a unit granted hereunder and credited by means of an entry on the books of the Company to a Participant pursuant to the Plan, representing the right to receive payment therefor equal to the FMV of an MLP Unit calculated at the date of such payment, at the time, in the manner, and subject to the terms, set forth in the Plan;

“Phantom Unit Entitlement Date” has the meaning set out in Section 10.1;

“Person” means any individual, sole proprietorship, partnership, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, limited liability company, joint venture, agency, governmental agency or political subdivision thereof or any other entity, and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representative;

“Plan” means this Niska Gas Storage Partners LLC Phantom Unit Performance Plan as set out herein, as the same may be amended and varied from time to time;

“PPU Period” for a Phantom Unit means, unless otherwise specified in the applicable Award Agreement, the period extending from the April 1 of the calendar year containing the Date of Grant to March 31 of the third calendar year commencing after the calendar year containing the Date of Grant, provided that, except as otherwise provided in Schedule A, no PPU Period shall extend beyond December 31 of the third calendar year commencing after the Service Year in respect of which the Phantom Unit was granted;

“PPU Vesting Date” for a Phantom Unit has the meaning, unless otherwise specified in the applicable Award Agreement, set out in Section 4.2(a);

“Retirement” means the normal retirement of the Participant from employment with the Employer or the early retirement of the Participant, each pursuant to any applicable retirement plan of the Employer;

“Return to Service Date” means the date, following a Leave of Absence, that the Participant recommences the provision of employment services to his to her Employer or to another entity in the Niska Group, in full or in part;

“Service Year” has the meaning set out in Section 3.3;

“Stock Exchange Rules” means the applicable rules of any stock exchange upon which the MLP Units are listed, as may be amended from time to time;

“Subordinated Unit” means a subordinated unit of the Company as defined in the Operating Agreement;

“Target” has the meaning set out in the table in Section 4.2(b);

“Termination Date” of a Participant means, where the Participant’s employment with the Niska Group has been terminated, the Participant’s last day of active employment with the Niska Group, regardless of the reason for the termination of employment and without regard to any notice period following termination of employment by the Employer without Cause or by the Participant as the result of a Constructive Dismissal, pursuant to the common law or any agreement with the Participant;

“Threshold” has the meaning set out in the table in Section 4.2(b);

“Total Unit Return” or “TUR” means the total shareholder or unitholder return of a trust, partnership or corporation, calculated based on appreciation in the price of an MLP Unit or other applicable publicly traded security, as specified in the Award Agreement, during the PPU Period, plus the value of any distributions or dividends on such publicly traded securities during the PPU Period (which shall be deemed to have been reinvested in additional securities effective on the distribution or dividend date based on the closing price of such securities for purpose of measuring TUR);

“TUR Percentile” means the Company’s percentile rank of the TUR for the MLP Units for the PPU Period relative to the TUR for the Performance Peer Group;

“US Taxpayer” means a Participant who is a citizen of the United States of America or a U.S. permanent resident for the purposes of the Code of a Participant for whom the compensation subject to the Plan would otherwise be subject to U.S. taxation under the Code; and

“Vested Phantom Units” has the meaning set out in Section 4.3.

2.2                                 In this Plan, unless the context requires otherwise, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

2.3                                 The following Schedule is attached to the Plan and are incorporated by reference:

Schedule “A” — Plan Provisions Applicable to Certain US Taxpayers

Schedule “B” — Award Agreement for Phantom Units (Standard Grant)

Schedule “C” — Award Agreement for Phantom Units (Less than 3 Year PPU Period)

Schedule “D” — Award Agreement for Phantom Units (Time-Based Vesting)

PART II

GRANT OF UNITS

3.                                       GRANT OF UNITS

3.1                                 Subject to the terms of the Plan, the Committee may make Grants of Phantom Units to Participants in such number, at such times and on such terms and conditions, as the Committee may, in its sole discretion, determine.

3.2                                 An “Account” shall be maintained by the Company for each Participant.  On each Date of Grant, the Account will be credited with the Phantom Units granted to a Participant on that date.

3.3                                 For greater certainty, notwithstanding any other provision herein, unless otherwise provided in the applicable Award Agreement, the granting of Phantom Units to any Participant under the Plan in any calendar year shall be awarded solely in respect of performance of such Participant in the same calendar year (the “Service Year”).  In all cases, the Phantom Units shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages received by such Participant in respect of his or her services to his or her Employer.

3.4                                 At such times as the Committee may determine, in its sole discretion, the Company shall provide an Award Agreement to each applicable Participant in the Plan setting out the awards of Phantom Units to such Participant at such time.  All grants of Phantom Units under this Plan will be evidenced by Award Agreements.  Award Agreements will be subject to the applicable provisions of this Plan and will contain such provisions as are required by this Plan and any other provisions that the Committee may direct.  Once the Committee has made a grant pursuant to Section 3.1, any one executive officer of the Company is authorized and empowered to execute and deliver, for and on behalf of the Company, an Award Agreement to each Participant who is granted Phantom Units pursuant to the Plan; provided, however, that an executive officer may not sign an Award Agreement under which he or she is the Participant.

PART III

VESTING

4.                                       VESTING

4.1                                 The Committee shall designate, at the time of grant or credit of Phantom Units, the date or dates on which all or a portion of the Phantom Units shall vest (including any additional Phantom Units credited to a Participant’s Account under Section 5.1) and any conditions to such vesting including, without limitation, conditions related to one or more Performance Measures,  provided that, except as provided in Schedule A, no such vesting condition shall extend beyond November 30 of the third calendar year following the Service Year in respect of which the Phantom Units were granted and provided further that all vesting conditions shall be such that the Phantom Units comply with the exception to the definition of “salary deferral arrangement” contained in paragraph (k) of subsection 248(1) of the ITA or any successor provision thereto. Any conditions to such vesting shall be as set out in Section 4.2 or as set out in the applicable Award Agreement.

4.2                                 Unless otherwise provided in the applicable Award Agreement and subject to Sections 4.2(c), 6.1, 7.1 and 8.1:

(a)                                  The “PPU Vesting Date” for Phantom Units credited to a Participant’s Account shall be the day after the Committee Meeting Date held following the end of the PPU Period.

(b)                                 As of the PPU Vesting Date, a number of Phantom Units (ranging from 0% and 200% of the Phantom Units originally credited to the Participant’s Account) shall vest in accordance with the following formula:

# of Vested PPUs = Combined Payout Percentage X # of PPUs Credited

Where:

# of PPUs Credited means the number of PPUs granted to a Participant as specified in the applicable Award Agreement plus any additional PPUs credited to the Participant’s Account pursuant to Section 5.1; and

Combined Payout Percentage is determined in accordance with the table below, with the TUR Percentile and the DCF Percentile to be given equal weight in determining the Combined Payout Percentage.  Points in between the “% of Phantom Units Earned at Payout” in the table shall be interpolated.

TUR Percentile

% of Phantom Units Earned at Payout

Maximum (75th percentile)	0%	100%	150%	200%
Target (50th percentile)	0%	75%	100%	150%
Threshold (35th percentile)	0%	50%	75%	100%
Below Threshold (below 35th percentile)	0%	0%	0%	0%
	Below Threshold (below 35th percentile)	Threshold (35th percentile)	Target (50th percentile)	Maximum (75th percentile)

DCF Percentile

(c)                                  Notwithstanding section 4.2(b), where, in respect of any quarter of the Company’s Fiscal Year for which the minimum quarterly distribution to either or both of the holders of MLP Units or the holders of Subordinated Units, as provided for in the Operating Agreement, (the “Minimum Quarterly Distribution”), is not made, only a pro rata proportion of the aggregate number of Phantom Units credited to the Participant’s Account that would otherwise vest pursuant to Section 4.2(b) shall become Vested Phantom Units based on the number of quarters that the Minimum Quarterly Distribution was paid on both the MLP Units and the Subordinated Units during the PPU Period for such Phantom Units versus the number of quarters in the entire PPU Period for such Phantom Units.

(d)                                 Any Phantom Unit which does not become a Vested Phantom Unit on the applicable PPU Vesting Date pursuant to this Section 4.2 (or, where an Award Agreement provides that Section 4.2 does not apply, the Award Agreement) shall be terminated and forfeited as of such date.  For greater certainty, the number of Phantom Units, for which a Participant receives payment under the Plan may be less than or greater than the number of Phantom Units granted to the Participant in the Award letter.

4.3                                 All Phantom Units recorded in a Participant’s Account which have vested in accordance with Sections 4.2, 4.5, 7.1, 8.1, and/or Section 11.1, and are not forfeited hereunder by the Participant on his or her Termination Date, together with any additional Phantom Units credited to such Participant’s Account under Section 5.1 hereof before such Participant’s Termination Date, including in all cases any fractional Phantom Units rounded to the nearest 0.01 of a Phantom Unit, are referred to herein as “Vested Phantom Units”.

4.4                                 For greater certainty, no Participant nor any Beneficiary or other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any Phantom Units that are not Vested Phantom Units.

4.5           Notwithstanding anything else herein contained, the Committee may, in its discretion, at any time permit the acceleration of vesting of any or all Phantom Units, all in the manner and on the terms as may be authorized by the Committee.

PART IV

DISTRIBUTION EQUIVALENTS

5.             DISTRIBUTION EQUIVALENTS

5.1           A Participant’s Account shall from time to time, during the period commencing on the Date of Grant and ending on the Participant’s Phantom Unit Entitlement Date, be credited with additional Phantom Units, the number of which shall be (rounded to two decimal places) equal to the quotient determined by dividing:  one hundred percent (100%) of the distributions declared by the Company and that would have been paid to the Participant if the Phantom Units in his or her Account on the relevant record date for distributions on the MLP Units had been MLP Units (excluding distributions paid in the form of additional MLP Units) by the FMV of a Phantom Unit on the payment date of such distributions.  No Phantom Units will be credited to a Participant’s Account in respect of distributions paid on a record date which falls after such Participant’s Termination Date.  The proportion of Phantom Units credited to a Participant’s Account pursuant to this Section 5.1 relating to existing Vested Phantom Units shall, unless otherwise determined by the Committee in its sole discretion, also be Vested Phantom Units.  The proportion of Phantom Units credited to a Participant’s Account pursuant to this Section 5.1 relating to existing Phantom Units that have not yet become Vested Phantom Units shall, unless otherwise determined by the Committee in its sole discretion, vest in the same manner as the existing unvested Phantom Units.

PART V

TERMINATION OF EMPLOYMENT

6.             TERMINATION OF EMPLOYMENT

6.1           Subject to Section 7.1 and the provisions of any applicable Award Agreement, unless otherwise determined by the Committee in its sole discretion, upon the Participant terminating employment with the Niska Group for any reason including, without limitation, due to involuntary termination with Cause or voluntary termination by the Participant, all Phantom Units previously credited to such Participant’s  Account which did not become Vested Phantom Units on or prior to the Participant’s Termination Date shall be terminated and forfeited as of the Participant’s Termination Date.

7.             DEATH, DISABILITY OR RETIREMENT OR TERMINATION WITHOUT CAUSE

7.1           Subject to the provisions of any applicable Award Agreement, upon the Participant terminating employment with the Niska Group by reason of the death, Disability, or Retirement of the Participant or the termination of the employment of the Participant by the Employer other than for Cause, any Phantom Units previously credited to such Participant’s Account which did not become Vested Phantom Units on or prior to the

Participant’s Termination Date shall vest on a pro rata basis to the date of termination (applying the “Target” level of performance for the TUR Percentile and the DCF Percentile under Section 4.2(b)), such that only a pro rata proportion of such Phantom Units that would otherwise vest pursuant to Section 4.2 shall become Vested Phantom Units based on Target performance levels, and the number of days between the Date of Grant of such Phantom Units and the Participant’s Termination Date, versus the number of days in the entire PPU Period for such Phantom Units.  Any Phantom Units that have been credited to the Account of a Participant to whom this Section 7.1 applies and which do not become Vested Phantom Units pursuant to this Section 7.1 stated be terminated and forfeited.

8.             LEAVE OF ABSENCE

8.1           Upon a Participant commencing a Leave of Absence, unless otherwise determined by the Committee in its sole discretion, any Phantom Units previously credited to such Participant’s Account which did not become Vested Phantom Units on or prior to the date the Participant commenced the Leave of Absence shall not become Vested Phantom Units during the Participant’s Leave of Absence, unless the Participant’s employment is terminated during such period, in which case the provisions of Sections 6.1 and 7.1 shall apply.  Upon the Participant’s Return to Service  Date, any Phantom Units previously credited to such Participant’s Account which did not become Vested Phantom Units on or prior to the date the Participant commenced the Leave of Absence shall continue to vest in accordance with their terms and pursuant to Section 4.2 but only a pro rata proportion of the aggregate number of Phantom Units credited to the Participant’s Account that would otherwise vest pursuant to Section 4.2 shall become Vested Phantom Units based on the number of days during which the Participant provided services to the Employer and was not on a Leave of Absence during the PPU Period for such Phantom Units versus the number of days in the entire PPU Period for such Phantom Units. Any Phantom Units that have been credited to the Account of a Participant to whom this Section 8.1 applies and which do not become Vested Phantom Units pursuant to this Section 8.1 shall be terminated and forfeited.

9.             FORFEITED PHANTOM UNITS

9.1           Where a Participant forfeits any Phantom Units pursuant to Sections 6.1, 7.1, or 8.1, such Participant shall also forfeit all of his right, title and interest with respect to additional Phantom Units credited to his or her Account under Section 5.1 to the extent that they are directly or indirectly attributable, as determined by the Committee, to Phantom Units forfeited by such Participant as above.

9.2           For greater certainty, no Participant shall have any entitlement to receive any payment or other benefit in respect of any Phantom Units which have been forfeited under this Plan, by way of damages, payment in lieu or otherwise.

PART VI

REDEMPTION OF PHANTOM UNITS

10.           REDEMPTION OF PHANTOM UNITS

10.1         Subject to the remainder of this Article 10, on a date to be determined by the Committee, in its sole discretion, following the day on which any Phantom Units become Vested  Phantom Units (which date, where the Participant is a US Taxpayer, shall be in compliance with the Deferred Compensation Rules and which date, except as otherwise provided in Schedule A, shall, for all Participants, be on or before that date which is three years following the end of the Service Year in respect of which the Phantom Units were granted) (the “Phantom Unit Entitlement Date”), such Vested Phantom Units shall be redeemed and paid by the Participant’s Employer to the Participant or the Participant’s Beneficiary, as applicable, in accordance with the terms of the Plan.  The FMV of the Vested Phantom Units, determined as of the Phantom Unit Entitlement Date, so redeemed shall, after deduction of any applicable taxes and other source deductions required to be withheld by the Employer, be paid in cash.

10.2         Subject to Section 10.3, in the event that a Participant’s Phantom Unit Entitlement Date as determined pursuant to Section 10.1 would otherwise fall between the record date for a distribution on the MLP Units and the related distribution payment date, then notwithstanding Section 10.1, the Phantom Unit Entitlement Date shall be the day immediately following the date of payment of such distribution for purposes of recording in the Account of the Participant amounts referred to in Section 5.1, and making the calculation of the FMV of a Participant’s Vested Phantom Units contemplated by Section 10.1.  Subject to Section 10.3, in the event that the Company is unable, by a Participant’s Phantom Unit Entitlement Date, to compute the final FMV of the Vested Phantom Units recorded in such Participant’s Account by reason of the fact that any data required in order to compute the FMV of an MLP Unit has not been made available to the Company, then the Phantom Unit Entitlement Date shall be the next following trading day on which such data is made available to the Company.

10.3         Except as provided in Schedule A, and notwithstanding any other provision of the Plan, all amounts payable to, or in respect of, a Participant under this Article 10 shall be paid within three years following the end of the Service Year in respect of which the Phantom Units were granted.

PART VII

REORGANIZATION TRANSACTIONS

11.           CHANGE OF CONTROL

11.1         If, before the vesting of a Phantom Unit in accordance with the terms thereof, a Change of Control shall occur and the Participant shall cease to be an officer, director or employee, as the case may be, of any entity in the Niska Group by reason of termination:

(a)           by the Employer or by the entity that has entered into a valid and binding agreement with the Company and/or other members of the Niska Group to effect the Change of Control at any time during the period after such agreement is entered into and up to the conclusion of the Control Period and such termination was for any reason other than for Cause; or

(b)           by the Participant as the result of a Constructive Dismissal, provided the act giving rise to the  Constructive Dismissal occurs during the Control Period;

then, unless otherwise provided in the applicable Award Agreement or determined by the Committee prior to the Change of Control:

(c)           at the time a Change of Control occurs, any Phantom Units credited to a Participant’s Account which did not become Vested Phantom Units on or prior to the date the Change of Control occurred shall vest by applying the “Target” level of performance for the TUR Percentile and the DCF Percentile in Section 4.2(b));

provided, however, that such vesting of Phantom Units shall, unless otherwise determined in advance by the Committee, be effective as of the date of the Change of Control and shall be conditional on the consummation of such Change of Control.

11.2         Notwithstanding any other provision of the Plan, in the event that Phantom Units become Vested Phantom Units, as contemplated in this Article 11, the Committee may by resolution determine that the FMV with respect to such Phantom Units shall be the price per MLP Unit offered or provided for in the Change of Control transaction.

12.           CHANGES IN CAPITAL

12.1         If the number of outstanding MLP Units is increased or decreased as a result of a subdivision, consolidation, reclassification or recapitalization and not as a result of the issuance of MLP Units for additional consideration or by way of a distribution in the ordinary course, the Committee shall make appropriate adjustments to the number of Phantom Units outstanding under the Plan, provided that no such adjustment shall cause the Plan or any Phantom Units granted hereunder to cease to comply with the exception to the definition of “salary deferral arrangement” contained in paragraph (k) of subsection 248(1) of the ITA or any successor provision thereto.  Any determinations by the Committee as to the adjustments shall be made in its sole discretion and all such adjustments shall be conclusive and binding for all purposes under the Plan.

PART VIII

ADMINISTRATION

13.           ADMINISTRATION

13.1         The Plan shall be administered by the Company in accordance with its provisions.  All costs and expenses of administering the Plan will be paid by the Company.  The Company, may from time to time, establish administrative rules and regulations and prescribe forms or documents relating to the operation of the Plan as it may deem necessary to implement or further the purpose of the Plan and amend or repeal such rules and regulations or forms or documents.  The Company, in its discretion, may appoint a Committee for the purpose of interpreting, administering and implementing the Plan.  In administering the Plan, the Company or the Committee may seek recommendations from the Chairman or from the Chief Executive Officer of the Company.  The Company may also delegate to the Committee or any director, officer or employee of the Company such duties and powers relating to the Plan as it may see fit.  The Company may also appoint or engage a trustee, custodian or administrator to administer or implement the Plan.

13.2         The Company shall keep or cause to be kept such records and accounts as may be necessary or appropriate in connection with the administration of the Plan and the discharge of its duties.  At such times as the Company shall determine, the Company shall furnish the Participant with a statement setting forth the details of his or her Phantom Units including Date of Grant and the Vested Phantom Units held by each Participant.

14.           NOTICES

14.1         Any payment, notice, statement, certificate or other instrument required or permitted to be given to a Participant or any person claiming or deriving any rights through him or her shall be given by:

(i)            delivering it personally to the Participant or to the person claiming or deriving rights through him or her, as the case may be;

(ii)           other than in the case of a payment, sending it to the Participant via facsimile or similar means of electronic transmission to the facsimile or e-mail address which is maintained for the Participant in the Company’s personnel records; or

(iii)          mailing it postage paid (provided that the postal service is then in operation) or delivering it to the address which is maintained for the Participant in the Company’s personnel records.

14.2         Any payment, notice, statement, certificate or other instrument required or permitted to be given to the Company shall be given by mailing it postage paid (provided that the postal service is then in operation), delivering it to the Company at its principal address, or (other than in the case of a payment) sending it by means of facsimile or similar means of electronic transmission, to the attention of the Company.

14.3         Any payment, notice, statement, certificate or other instrument referred to in Section 16.2(a) or 16.2(b), if delivered, shall be deemed to have been given or delivered on the date on which it was delivered, if mailed (provided that the postal service is then in operation), shall be deemed to have been given or delivered on the second business day following the date on which it was mailed and if by facsimile or similar means of electronic transmission, on the next business day following transmission.

15.           CURRENCY

15.1         All payments and benefits under the Plan shall be determined and paid in the lawful currency of Canada, at a foreign exchange to be selected by the Company, in its sole discretion.

16.           BENEFICIARIES AND CLAIMS FOR BENEFITS

16.1         Subject to the requirements of Applicable Law, a Participant shall designate in writing a Beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant.  The Participant may, subject to Applicable Law, change such designation from time to time.  Such designation or change shall be in such form and executed and filed in such manner as the Committee may from time to time determine.

17.           GENERAL

17.1         The transfer of an employee within the Niska Group shall not be considered a termination of employment for the purposes of the Plan, so long as such Participant continues to be a director or employee of an entity in the Niska Group.

17.2         From time to time the Board may, in addition to its powers under the Plan, add to or amend any of the provisions of the Plan or terminate the Plan or amend the terms of any Phantom Units granted under the Plan, provided however, that (i) any approvals required under any Applicable Law or Stock Exchange Rules are obtained, (ii) no such amendment or termination shall be made at any time which has the effect of adversely affecting the existing rights of a Participant under the Plan without his or her consent in writing, and (iii) any amendment to the Plan shall be such that it and any Phantom Units granted hereunder comply with the exception to the definition of “salary deferral arrangement” contained in paragraph (k) of subsection 248(1) of the ITA or any successor provision thereto.  Upon the termination of the Plan, in whole or in part, the Board shall, in its discretion, determine whether the Vested Phantom Units credited to a Participant affected by the termination shall be automatically redeemed and paid out in a lump sum cash payment net of any applicable withholdings or otherwise paid to the Participant in accordance with the terms of this Plan, or held for the credit of the Participant and redeemed and paid out at a later date in accordance with the terms of the Plan in effect immediately prior to the termination of the Plan.

17.3         The determination by the Company or Committee of any question which may arise as to the interpretation or implementation of the Plan or any of the Phantom Units granted hereunder shall be final and binding on all Participants and other persons claiming or deriving rights through any of them.

17.4         The Plan shall enure to the benefit of and be binding upon the Niska Group and their successors and assigns.  The interest of any Participant under the Plan or in any Unit shall not be transferable or alienable by him or her either by pledge, assignment or in any other manner whatever, otherwise than by testamentary disposition or in accordance with the laws governing the devolution of property in the event of death; and after his or her lifetime shall enure to the benefit of and be binding upon the Participant’s Beneficiary.  Any attempt by a Participant to transfer, assign, pledge, hypothecate, or otherwise dispose of such rights contrary to the provisions of the Plan, or upon the levy or attachment of the or similar process upon such rights, such rights as immediately become null and avoid.

17.5         (a)           The Company’s grant of any Phantom Units or any obligation to make any payments hereunder is subject to compliance with Applicable Law applicable thereto.

(b)           As a condition of participating in the Plan, each Participant agrees to comply with all such Applicable Law and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such Applicable Law.  Each Participant shall provide the Committee with all information (including personal information) the Committee requires in order to administer the Plan (the “Participant Information”).

(c)           The Committee may from time to time transfer or provide access to Participant Information to a third party service provider for purposes of the administration of the Plan provided that such service providers will be provided with such information for the sole purpose of providing services to the Committee in connection with the operation and administration of the Plan.  The Committee may also transfer and provide access to Participant Information to the Employers for purposes of preparing financial statements or other necessary reports and facilitating payment or reimbursement of Plan expenses.  By participating in the Plan, each Participant acknowledges that Participant Information may be so provided and agrees and consents to its provision on the terms set forth herein.  The Company shall not disclose Participant Information except (i) as contemplated above in this Section 17.5, (ii) in response to regulatory filings or other requirements for the information by a governmental authority or regulatory body, or (iii) for the purpose of complying with a subpoena, warrant or other order by a court, person or body having jurisdiction over the Company to compel production of the information.

17.6         (a)           Neither the Company nor any Employer shall be liable for any tax imposed on any Participant or any Beneficiary as a result of the crediting, holding or redemption of Phantom Units or amounts paid or credited to such Participant (or Beneficiary) under this Plan.  It is the responsibility of the Participant (or Beneficiary) to complete and file any tax returns which may be required under any applicable tax laws within the period prescribed by such laws.

(b)           Each of the Company or any Employer shall be authorized to deduct, withhold and/or remit from any amount paid or credited hereunder, or otherwise, such amount as may be necessary so as to ensure the Company or Employer will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant or Beneficiary, as the case may be.

17.7         A Participant shall not have the right or be entitled to exercise any voting rights, receive distributions or have or be entitled to any other rights as a holder of MLP Units in respect of any Phantom Units.

17.8         Neither the designation of an employee as a Participant nor the grant of any Phantom Units to any Participant entitles any Participant to any additional grant, as the case may be, of any Phantom Units under the Plan.  Neither the Plan nor any action taken thereunder shall interfere with the right of the Employer of a Participant to terminate a Participant’s employment at any time for any reason.  Neither any period of notice, if any, nor any payment in lieu thereof, upon termination of employment shall be considered as extending the period of employment for the purposes of the Plan or for the purpose of determining any right or entitlement of a Participant or a Participant’s Beneficiary under this Plan.

17.9         Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any employee’s employment with the Niska Group.

17.10       The Plan shall be an unfunded obligation of the Niska Group.  Neither the establishment of the Plan nor the grant of any Phantom Units or the setting aside of any funds by the Company or any Employer (if, in its sole discretion, it chooses to do so) shall be deemed to create a trust.  Legal and equitable title to any funds set aside for the purposes of the Plan shall remain in the Company or the Employer and no Participant shall have any security or other interest in such funds.  Any funds so set aside shall remain subject to the claims of creditors of the Company or Employer present or future.  Amounts payable to any Participant under the Plan shall be a general, unsecured obligation of the Company.  The right of the Participant or Beneficiary to receive payment pursuant to the Plan shall be no greater than the right of other unsecured creditors of the Company.

17.11       This Plan is established under the laws of the Province of Alberta and the rights of all parties and the construction of each and every provision of the Plan and any Phantom Units granted hereunder shall be construed according to the laws of the Province of Alberta.

17.12       This Plan is hereby instituted this • day of •, 2011.

NISKA GAS STORAGE PARTNERS LLC

Per:

SCHEDULE “A”

Plan Provisions Applicable to Certain US Taxpayers

This Schedule “A” sets forth special provisions of the Plan that apply to any Participant who is a US Taxpayer and who is not subject to Canadian federal income tax under the provisions of the ITA in respect of any compensation received under or in respect of the Plan.  For the avoidance of doubt, nothing in this Schedule “A” shall be deemed to modify the Plan as it relates to any other Participant.

(a)           The term “PPU Period” in Section 2.1 of the Plan shall be deleted and replaced in its entirety with the following:

“PPU Period” for a Phantom Unit means, unless otherwise specified in the applicable Award Agreement, the period extending from the April 1 of the calendar year containing the Date of Grant to March 31 of the third calendar year commencing after the calendar year containing the Date of Grant;

(b)           Section 4.1 of the Plan shall be deleted and replaced in its entirety with the following:

4.1           The Committee shall designate, at the time of grant or credit of Phantom Units, the date or dates on which all or a portion of the Phantom Units shall vest (including any additional Phantom Units credited to a Participant’s Account under Section 5.1) and any conditions to such vesting including, without limitation, conditions related to one or more Performance Measures.  Any conditions to such vesting shall be as set out in Section 4.2 or as set out in the applicable Award Agreement.

(c)           Section 10.1 of the Plan shall be deleted and replaced in its entirety with the following:

10.1         Subject to the remainder of this Article 10, on a date to be determined by the Committee, in its sole discretion but in compliance with the Deferred Compensation Rules and following the day on which any Phantom Units become Vested Phantom Units (the “Phantom Unit Entitlement Date”), such Vested Phantom Units shall be redeemed and paid by the Participant’s Employer to the Participant or the Participant’s Beneficiary, as applicable, in accordance with the terms of the Plan.  The Phantom Unit Entitlement Date will be set forth in the individual Award Agreement that governs the Phantom Units.  The FMV of the Vested Phantom Units, determined as of the Phantom Unit Entitlement Date, so redeemed shall, after deduction of any applicable taxes and other source deductions required to be withheld by the Employer, be paid in cash.

(d)           Section 10.3 of the Plan shall be deleted in its entirety.

(e)           For purposes of interpreting the Plan, any requirement to comply with, or any reference to, the phrase “salary deferral arrangement” shall be stricken from the Plan.

SCHEDULE “B”

Niska Gas Storage Partners LLC
Phantom Unit Performance Plan (the “Plan”)

Award Agreement for Phantom Units (Standard Grant)

Niska Gas Storage Partners LLC (the “Company”) hereby grants the following award to the Participant named below in accordance with and subject to the terms, conditions and restrictions of this Award Agreement (“Award Agreement”), together with the provisions of the Plan:

Name of Participant:

Address of Participant:

Number of Phantom Units:

Date of Grant:

Service Year:

PPU Period:

Vesting of the Phantom Units granted hereunder shall be in accordance with Section 4.2 and the other provisions of the Plan.  For these purposes:

•                  Performance Peer Group:

Other Terms and Conditions:

The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

Participation in the Plan is voluntary and is not a condition of employment with the Niska Group.  No Participant shall have any claim or right to be granted Phantom Units pursuant to the Plan.

None of the Company or any Employer (which for the purposes of this Award Agreement includes their respective directors, officers and employees) shall have any liability for:  (i) the income or other tax consequences to Participants arising from participation in the Plan; (ii) any change in the value of the MLP Units; or (iii) any delays or errors in the administration of the

Plan, except where such person has acted with willful misconduct. Participants should consult their own tax and business advisors as the Niska Group is not providing any such advice to any Participant.

Please acknowledge receipt of this Award Agreement and your agreement to be bound by its terms (and the terms and conditions set out in the Plan) by signing the acknowledgement below.  Please make a copy of this Award Agreement for your records and return your original signed Award Agreement to the attention of                                    within thirty (30) days of your receipt of this Award Agreement.

If you fail to complete and return this Award Agreement within thirty (30) days of your receipt of the Award Agreement, the Company reserves the right to revoke the crediting of Phantom Units to you.

Thank you for your contribution to the Company.

NISKA GAS STORAGE PARTNERS LLC

Per:

ACKNOWLEDGEMENT

The undersigned Participant acknowledges that:

1.                                       I HAVE HAD THE OPPORTUNITY TO REVIEW A COPY OF THE PLAN AND AGREE TO BE BOUND BY IT AND THE TERMS OF THIS AWARD AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE PLAN AND THIS AWARD AGREEMENT, THE TERMS OF THE PLAN WILL GOVERN AND PREVAIL.

2.                                       I HAVE NOT BEEN INDUCED TO ENTER INTO THIS AWARD AGREEMENT BY EXPECTATION OF EMPLOYMENT OR CONTINUED EMPLOYMENT WITH THE NISKA GROUP.

3.                                       I WILL BE LIABLE FOR INCOME TAX AND OTHER APPLICABLE TAXES OR SOCIAL SECURITY CONTRIBUTIONS WHEN PAYMENT IS MADE TO ME UNDER THE PLAN IN RESPECT OF PHANTOM UNITS CREDITED TO MY ACCOUNT, IN ACCORDANCE WITH THE TERMS OF THE PLAN.  I SHOULD CONFIRM THE TAX TREATMENT WITH MY OWN TAX ADVISOR.

4.                                       THE VALUE OF A PHANTOM UNIT IS BASED ON THE TRADING PRICE OF AN MLP UNIT AND IS THUS NOT GUARANTEED.  THE EVENTUAL CASH VALUE

OF A PHANTOM UNIT ON THE APPLICABLE PAYMENT DATE MAY BE HIGHER OR LOWER THAN THE NOTIONAL VALUE OF THE PHANTOM UNIT AT THE TIME IT WAS ALLOCATED TO MY ACCOUNT IN THE PLAN.

5.                                       EXCEPT AS OTHERWISE PROVIDED IN THE PLAN, IF MY EMPLOYMENT WITH THE NISKA GROUP IS TERMINATED, I WILL FORFEIT ALL UNVESTED PHANTOM UNITS IN MY ACCOUNT AT THE TIME.

6.                                       ANY LUMP SUM PAYMENT IN CASH OWING TO ME PURSUANT TO THE PLAN, LESS APPLICABLE WITHHOLDING TAXES, WILL BE FORWARDED TO ME AT THE ADDRESS ABOVE, BY REGISTERED MAIL, IN THE FORM OF A CHEQUE FROM THE EMPLOYER.

7.                                       I SHALL HAVE NO ENTITLEMENT TO RECEIVE PAYMENT IN RESPECT OF ANY PHANTOM UNITS THAT ARE FORFEITED PURSUANT TO THE TERMS OF THE PLAN WHETHER BY WAY OF DAMAGES OR OTHERWISE.

8.                                       NO FUNDS WILL BE SET ASIDE TO GUARANTEE PAYMENT OF THE PHANTOM UNITS AND THAT FUTURE PAYMENTS OF PHANTOM UNITS WILL REMAIN AN UNFUNDED AND UNSECURED LIABILITY RECORDED ON THE BOOKS OF THE COMPANY AND/OR EMPLOYER.

9.                                       I AM REQUIRED TO PROVIDE THE COMPANY WITH ALL INFORMATION (INCLUDING PERSONAL INFORMATION) THE COMMITTEE REQUIRES TO ADMINISTER THE PLAN AND I HEREBY CONSENT TO THE COLLECTION OF ALL SUCH INFORMATION BY THE COMPANY.  I UNDERSTAND THAT THE COMPANY MAY FROM TIME TO TIME TRANSFER OR PROVIDE ACCESS TO SUCH INFORMATION TO THIRD PARTY SERVICE PROVIDERS FOR PURPOSES OF THE ADMINISTRATION OF THE PLAN AND THAT SUCH SERVICE PROVIDERS WILL BE PROVIDED WITH SUCH INFORMATION FOR THE SOLE PURPOSE OF PROVIDING SUCH SERVICES TO THE COMPANY.  I ACKNOWLEDGE THAT WITHDRAWAL OF THE CONSENT AT ANY TIME MAY RESULT IN A DELAY IN THE ADMINISTRATION OF THE PLAN OR IN THE INABILITY OF THE COMPANY OR EMPLOYER TO DELIVER A LUMP-SUM CASH PAYMENT CORRESPONDING TO THE NUMBER OF MY PHANTOM UNITS TO ME UNDER THE PLAN.

Date:
Signature of Participant

Name of Participant [Please Print]

SCHEDULE “C”

Niska Gas Storage Partners LLC
Phantom Unit Performance Plan (the “Plan”)

Award Agreement for Phantom Units (Less than 3-Year PPU Period)

Niska Gas Storage Partners LLC (the “Company”) hereby grants the following award to the Participant named below in accordance with and subject to the terms, conditions and restrictions of this Award Agreement (“Award Agreement”), together with the provisions of the Plan:

Name of Participant:

Address of Participant:

Number of Phantom Units:

Date of Grant:

Service Year:

PPU Period:            of the Phantom Units granted hereunder shall have a PPU Period commencing on the Date of Grant and concluding on           .  The remaining        Phantom Units granted hereunder shall have a PPU Period commencing on the Date of Grant and concluding                  .

Vesting of the Phantom Units granted hereunder shall be in accordance with Section 4.2 and the other provisions of the Plan.  For these purposes:

•                  Performance Peer Group:

Other Terms and Conditions:

The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

Participation in the Plan is voluntary and is not a condition of employment with the Niska Group.  No Participant shall have any claim or right to be granted Phantom Units pursuant to the Plan.

None of the Company or any Employer (which for the purposes of this Award Agreement includes their respective directors, officers and employees) shall have any liability for:  (i) the income or other tax consequences to Participants arising from participation in the Plan; (ii) any change in the value of the MLP Units; or (iii) any delays or errors in the administration of the Plan, except where such person has acted with willful misconduct. Participants should consult their own tax and business advisors as the Niska Group is not providing any such advice to any Participant.

Please acknowledge receipt of this Award Agreement and your agreement to be bound by its terms (and the terms and conditions set out in the Plan) by signing the acknowledgement below.  Please make a copy of this Award Agreement for your records and return your original signed Award Agreement to the attention of                                    within thirty (30) days of your receipt of this Award Agreement.

If you fail to complete and return this Award Agreement within thirty (30) days of your receipt of the Award Agreement, the Company reserves the right to revoke the crediting of Phantom Units to you.

Thank you for your contribution to the Company.

NISKA GAS STORAGE PARTNERS LLC

Per:

ACKNOWLEDGEMENT

The undersigned Participant acknowledges that:

1.                                       I HAVE HAD THE OPPORTUNITY TO REVIEW A COPY OF THE PLAN AND AGREE TO BE BOUND BY IT AND THE TERMS OF THIS AWARD AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE PLAN AND THIS AWARD AGREEMENT, THE TERMS OF THE PLAN WILL GOVERN AND PREVAIL.

2.                                       I HAVE NOT BEEN INDUCED TO ENTER INTO THIS AWARD AGREEMENT BY EXPECTATION OF EMPLOYMENT OR CONTINUED EMPLOYMENT WITH THE NISKA GROUP.

3.                                       I WILL BE LIABLE FOR INCOME TAX AND OTHER APPLICABLE TAXES OR SOCIAL SECURITY CONTRIBUTIONS WHEN PAYMENT IS MADE TO ME UNDER THE PLAN IN RESPECT OF PHANTOM UNITS CREDITED TO MY ACCOUNT, IN ACCORDANCE WITH THE TERMS OF THE PLAN.  I SHOULD CONFIRM THE TAX TREATMENT WITH MY OWN TAX ADVISOR.

4.                                       THE VALUE OF A PHANTOM UNIT IS BASED ON THE TRADING PRICE OF AN MLP UNIT AND IS THUS NOT GUARANTEED.  THE EVENTUAL CASH VALUE OF A PHANTOM UNIT ON THE APPLICABLE PAYMENT DATE MAY BE HIGHER OR LOWER THAN THE NOTIONAL VALUE OF THE PHANTOM UNIT AT THE TIME IT WAS ALLOCATED TO MY ACCOUNT IN THE PLAN.

5.                                       EXCEPT AS OTHERWISE PROVIDED IN THE PLAN, IF MY EMPLOYMENT WITH THE NISKA GROUP IS TERMINATED, I WILL FORFEIT ALL UNVESTED PHANTOM UNITS IN MY ACCOUNT AT THE TIME.

6.                                       ANY LUMP SUM PAYMENT IN CASH OWING TO ME PURSUANT TO THE PLAN, LESS APPLICABLE WITHHOLDING TAXES, WILL BE FORWARDED TO ME AT THE ADDRESS ABOVE, BY REGISTERED MAIL, IN THE FORM OF A CHEQUE FROM THE EMPLOYER.

7.                                       I SHALL HAVE NO ENTITLEMENT TO RECEIVE PAYMENT IN RESPECT OF ANY PHANTOM UNITS THAT ARE FORFEITED PURSUANT TO THE TERMS OF THE PLAN WHETHER BY WAY OF DAMAGES OR OTHERWISE.

8.                                       NO FUNDS WILL BE SET ASIDE TO GUARANTEE PAYMENT OF THE PHANTOM UNITS AND THAT FUTURE PAYMENTS OF PHANTOM UNITS WILL REMAIN AN UNFUNDED AND UNSECURED LIABILITY RECORDED ON THE BOOKS OF THE COMPANY AND/OR EMPLOYER.

9.                                       I AM REQUIRED TO PROVIDE THE COMPANY WITH ALL INFORMATION (INCLUDING PERSONAL INFORMATION) THE COMMITTEE REQUIRES TO ADMINISTER THE PLAN AND I HEREBY CONSENT TO THE COLLECTION OF ALL SUCH INFORMATION BY THE COMPANY.  I UNDERSTAND THAT THE COMPANY MAY FROM TIME TO TIME TRANSFER OR PROVIDE ACCESS TO SUCH INFORMATION TO THIRD PARTY SERVICE PROVIDERS FOR PURPOSES

OF THE ADMINISTRATION OF THE PLAN AND THAT SUCH SERVICE PROVIDERS WILL BE PROVIDED WITH SUCH INFORMATION FOR THE SOLE PURPOSE OF PROVIDING SUCH SERVICES TO THE COMPANY.  I ACKNOWLEDGE THAT WITHDRAWAL OF THE CONSENT AT ANY TIME MAY RESULT IN A DELAY IN THE ADMINISTRATION OF THE PLAN OR IN THE INABILITY OF THE COMPANY OR EMPLOYER TO DELIVER A LUMP-SUM CASH PAYMENT CORRESPONDING TO THE NUMBER OF MY PHANTOM UNITS TO ME UNDER THE PLAN.

Date:
Signature of Participant

Name of Participant [Please Print]

SCHEDULE “D”

Niska Gas Storage Partners LLC

Phantom Unit Performance Plan (the “Plan”)

Award Agreement for Phantom Units (Time-Based Vesting)

Niska Gas Storage Partners LLC (the “Company”) hereby grants the following time-based award to the Participant named below in accordance with and subject to the terms, conditions and restrictions of this Award Agreement (“Award Agreement”), together with the provisions of the Plan:

Name of Participant:

Address of Participant:

Number of Phantom Units:

Date of Grant:

Service Year:

Vesting of the Phantom Units granted hereunder shall not be in accordance with Sections 4.2(a), (b), or (c) of the Plan.  Phantom Units granted hereunder shall vest solely based on the passage of time.  The PPU Vesting Date for the Phantom Units granted hereunder shall be                 .

Other Terms and Conditions:

•                  Notwithstanding Section 7.1 of the Plan, upon the Participant terminating employment with the Niska Group by reason of the death, Disability, or Retirement of the Participant or the termination of the employment of the Participant by the Employer other than for Cause, a number of Phantom Units granted hereunder shall become Vested Phantom Units in accordance with the following:

A X B/C

Where:

A = # of Phantom Units granted hereunder in Participant’s Account which did not become Vested Phantom Units on or prior to the Participant’s Termination Date;

B = the number of days between the Date of Grant of such Phantom Units and the Participant’s Termination Date; and

C = the number of days in the entire PPU Period for such Phantom Units.

For greater certainty, no more than 100% of the Phantom Units credited to a Participant’s Account may become Vested Phantom Units pursuant to this provision.

•                  In applying Section 8.1 of the Plan to Phantom Units granted hereunder, Section 8.1 shall be read as follows:

Upon a Participant commencing a Leave of Absence, any Phantom Units granted hereunder which did not become Vested Phantom Units on or prior to the date the Participant commenced the Leave of Absence shall not become Vested Phantom Units during the Participant’s Leave of Absence, unless the Participant’s employment is terminated during such period, in which case the provisions of Sections 6.1 and 7.1 (as amended by this Award Agreement) shall apply.  Upon the Participant’s Return to Service  Date, any Phantom Units granted hereunder which did not become Vested Phantom Units on or prior to the date the Participant commenced the Leave of Absence shall continue to vest in accordance with their terms but only a pro rata proportion of the aggregate number of Phantom Units granted hereunder that would otherwise vest shall become Vested Phantom Units based on the number of days during which the Participant provided services to the Employer and was not on a Leave of Absence prior to the PPU Vesting Date, versus the total number of days prior to the PPU Vesting Date. Any Phantom Units granted hereunder to which this Section 8.1 applies which do not become Vested Phantom Units pursuant to this Section 8.1 shall be terminated and forfeited.

•                  In applying Section 11.1 of the Plan to Phantom Units granted hereunder,  Section 11.1(c) shall be read as follows:

at the time a Change of Control occurs, any Phantom Units credited to a Participant’s Account which did not become Vested Phantom Units on or prior to the date the Change of Control occurred shall become Vested Phantom Units.  For greater certainty, no more than 100% of the Phantom Units credited to a Participant’s Account may become Vested Phantom Units pursuant to this provision.

The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Agreement and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

Participation in the Plan is voluntary and is not a condition of employment with the Niska Group.  No Participant shall have any claim or right to be granted Phantom Units pursuant to the Plan.

None of the Company or any Employer (which for the purposes of this Award Agreement includes their respective directors, officers and employees) shall have any liability for:  (i) the income or other tax consequences to Participants arising from participation in the Plan; (ii) any change in the value of the MLP Units; or (iii) any delays or errors in the administration of the Plan, except where such person has acted with willful misconduct. Participants should consult their own tax and business advisors as the Niska Group is not providing any such advice to any Participant.

Please acknowledge receipt of this Award Agreement and your agreement to be bound by its terms (and the terms and conditions set out in the Plan) by signing the acknowledgement below.  Please make a copy of this Award Agreement for your records and return your original signed Award Agreement to the attention of                                    within thirty (30) days of your receipt of this Award Agreement.

If you fail to complete and return this Award Agreement within thirty (30) days of your receipt of the Award Agreement, the Company reserves the right to revoke the crediting of Phantom Units to you.

Thank you for your contribution to the Company.

NISKA GAS STORAGE PARTNERS LLC

Per:

ACKNOWLEDGEMENT

The undersigned Participant acknowledges that:

1.                                       I HAVE HAD THE OPPORTUNITY TO REVIEW A COPY OF THE PLAN AND AGREE TO BE BOUND BY IT AND THE TERMS OF THIS AWARD AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE PLAN AND THIS AWARD AGREEMENT, THE TERMS OF THE PLAN WILL GOVERN AND PREVAIL.

2.                                       I HAVE NOT BEEN INDUCED TO ENTER INTO THIS AWARD AGREEMENT BY EXPECTATION OF EMPLOYMENT OR CONTINUED EMPLOYMENT WITH THE NISKA GROUP.

3.                                       I WILL BE LIABLE FOR INCOME TAX AND OTHER APPLICABLE TAXES OR SOCIAL SECURITY CONTRIBUTIONS WHEN PAYMENT IS MADE TO ME UNDER THE PLAN IN RESPECT OF PHANTOM UNITS CREDITED TO MY

ACCOUNT, IN ACCORDANCE WITH THE TERMS OF THE PLAN.  I SHOULD CONFIRM THE TAX TREATMENT WITH MY OWN TAX ADVISOR.

4.                                       THE VALUE OF A PHANTOM UNIT IS BASED ON THE TRADING PRICE OF AN MLP UNIT AND IS THUS NOT GUARANTEED.  THE EVENTUAL CASH VALUE OF A PHANTOM UNIT ON THE APPLICABLE PAYMENT DATE MAY BE HIGHER OR LOWER THAN THE NOTIONAL VALUE OF THE PHANTOM UNIT AT THE TIME IT WAS ALLOCATED TO MY ACCOUNT IN THE PLAN.

5.                                       EXCEPT AS OTHERWISE PROVIDED IN THE PLAN, IF MY EMPLOYMENT WITH THE NISKA GROUP IS TERMINATED, I WILL FORFEIT ALL UNVESTED PHANTOM UNITS IN MY ACCOUNT AT THE TIME.

6.                                       ANY LUMP SUM PAYMENT IN CASH OWING TO ME PURSUANT TO THE PLAN, LESS APPLICABLE WITHHOLDING TAXES, WILL BE FORWARDED TO ME AT THE ADDRESS ABOVE, BY REGISTERED MAIL, IN THE FORM OF A CHEQUE FROM THE EMPLOYER.

7.                                       I SHALL HAVE NO ENTITLEMENT TO RECEIVE PAYMENT IN RESPECT OF ANY PHANTOM UNITS THAT ARE FORFEITED PURSUANT TO THE TERMS OF THE PLAN WHETHER BY WAY OF DAMAGES OR OTHERWISE.

8.                                       NO FUNDS WILL BE SET ASIDE TO GUARANTEE PAYMENT OF THE PHANTOM UNITS AND THAT FUTURE PAYMENTS OF PHANTOM UNITS WILL REMAIN AN UNFUNDED AND UNSECURED LIABILITY RECORDED ON THE BOOKS OF THE COMPANY AND/OR EMPLOYER.

9.                                       I AM REQUIRED TO PROVIDE THE COMPANY WITH ALL INFORMATION (INCLUDING PERSONAL INFORMATION) THE COMMITTEE REQUIRES TO ADMINISTER THE PLAN AND I HEREBY CONSENT TO THE COLLECTION OF ALL SUCH INFORMATION BY THE COMPANY.  I UNDERSTAND THAT THE COMPANY MAY FROM TIME TO TIME TRANSFER OR PROVIDE ACCESS TO SUCH INFORMATION TO THIRD PARTY SERVICE PROVIDERS FOR PURPOSES OF THE ADMINISTRATION OF THE PLAN AND THAT SUCH SERVICE PROVIDERS WILL BE PROVIDED WITH SUCH INFORMATION FOR THE SOLE PURPOSE OF PROVIDING SUCH SERVICES TO THE COMPANY.  I ACKNOWLEDGE THAT WITHDRAWAL OF THE CONSENT AT ANY TIME MAY RESULT IN A DELAY IN THE ADMINISTRATION OF THE PLAN OR IN THE INABILITY OF THE COMPANY OR EMPLOYER TO DELIVER A LUMP-SUM CASH PAYMENT CORRESPONDING TO THE NUMBER OF MY PHANTOM UNITS TO ME UNDER THE PLAN.

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